SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            February 17, 1999 (February 9, 1999) Date of Report (Date
                           of earliest event reported)

                         Quest Diagnostics Incorporated
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


           1-12215                                    16-1387862
   (Commission File Number)                (IRS Employer Identification No.)

                     One Malcolm Avenue, Teterboro, NJ 07608
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (201) 393-5000



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Item 5.  Other Events.

      The information contained in Exhibit 20 hereto is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

      Exhibit Number    Description

      20                The Registrant's press release dated February 9, 1999.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 1999

Quest Diagnostics Incorporated

By /s/ Robert A. Hagemann
Robert A. Hagemann
Vice President and Chief Financial Officer